EXHIBIT 99.1

Lyris Announces Third Quarter Fiscal 2015 Financial Results

EMERYVILLE, Calif., May 15, 2015 (GLOBE NEWSWIRE) -- Lyris, Inc. (OTCBB:LYRI), a global provider of digital marketing solutions, today announced financial results for the third quarter of fiscal 2015 ended March 31, 2015.

Highlights

  Fiscal third quarter revenues were $6.8 million, down from $7.3 million in the prior quarter and down from $7.6 million in the same period last year.
  Fiscal third quarter gross margin was 65% compared to 64% for the same period last year.
  Fiscal third quarter loss from operations was $831,000, compared to loss from operations of $45,000 in the same period last year.
  Fiscal third quarter net loss was $908,000, or $0.09 per diluted share, compared to net income of $16,000, or $0.00 per share, in the same period last year.
  Fiscal third quarter non-GAAP net loss was $51,000, or $0.01 per diluted share, compared to a non-GAAP net income of $564,000, or $0.05 per share, in the same period last year.
  Fiscal third quarter adjusted EBITDA was $273,000, compared to adjusted EBITDA of $882,000 in the same period last year.
  At March 31, 2015, the Company had $1.3 million in cash.
  On May 4, 2015, the Company announced that it had entered into an Agreement and Plan of Merger (the "Merger Agreement") with LY Acquisition Corp. and upon the consummation of the merger, Lyris will become a subsidiary of Aurea Software, Inc.

"Earlier this month, we announced that we will be acquired by Aurea, a technology solutions provider that enables companies to deliver transformative customer experiences," stated John Philpin, president and CEO of Lyris. "When merged with Aurea, Lyris will form part of a larger well-capitalized company with a broad portfolio of enterprise solutions that will significantly amplify our ability to deliver successful customer experiences. This is a significant step forward in the realization of our vision, and a strong validation of our company and strategy."

Third Quarter Fiscal 2015 Financial Results

Total revenues for the third quarter of fiscal 2015 were $6.8 million, down 11.0% from $7.6 million in the same period in fiscal 2014. Total subscription revenues were $5.4 million, or 78% of total revenues, in the third quarter of fiscal 2015, compared to $6.0 million, or 79% of total revenues, in the same period in fiscal 2014.

Gross profit was $4.4 million, or 65% of total revenues, in the third quarter of fiscal 2015, compared to $4.9 million, or 64% of total revenues, in the same period in fiscal 2014.

Third quarter loss from operations was $831,000, compared to loss from operations of $45,000 in the same period in fiscal 2014. Third quarter net loss was $908,000, or $0.09 per diluted share, compared to net income of $16,000, or $0.00 per share, in the same period last year.

Merger Agreement

Under the terms of the Merger Agreement, each outstanding share of common stock of Lyris will be exchanged for $0.89, payable in cash, and each outstanding share of preferred stock of Lyris will be exchanged for $2.50, payable in cash, in accordance with Lyris' charter. The completion of the merger is subject to the satisfaction or waiver of a number of closing conditions, including, among others, adoption of the Merger Agreement by the affirmative vote of the holders of a majority of the outstanding shares of preferred stock and the holders of a majority of the outstanding shares of preferred stock and common stock voting together as a single class on an as-converted basis, and the accuracy of the other party's representations and warranties, subject to materiality qualifiers, and other customary closing conditions. The parties expect the transaction to be completed in the second half of 2015. Following completion of the transaction, Lyris' common stock will be delisted from the OTCBB and deregistered under the Securities Exchange Act of 1934.

About Lyris

With more than 20 years experience, Lyris is a leader of innovative email and digital marketing solutions that help companies reach customers at scale and create personalized value at every touch point. Lyris' products and services empower marketers to design, automate, and optimize experiences that facilitate superior engagement, increase conversions, and deliver measurable business value. The Lyris solutions portfolio is uniquely comprised of award- winning messaging automation software, digital marketing strategy and deliverability services, and a componentized and flexible integration framework that revolutionizes the way marketers can extend digital messaging across the enterprise. More than 5,000 companies worldwide partner with Lyris to manage connected customer communications.

Forward-Looking Statements

This press release includes forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, that reflect our current views with respect to future events and financial performance, and that are subject to many risks and uncertainties. These forward-looking statements include material in quotations from management, including our estimate of our addressable market. Statements that include words such as "expects," "intends," "plan," "believe," "project," "estimate," "may," "should," "anticipate," "will" and similar statements identify many of our forward-looking statements.

Many factors could cause actual results to differ materially from those indicated in our forward-looking statements. For example, market acceptance of our products, potential delays in product development, product offerings by our competitors, and our ability to finance anticipated growth could affect our future results. Other risk factors that could cause actual results to differ significantly from our expectations are described in our annual and quarterly reports filed with the Securities and Exchange Commission (available at www.sec.gov). Unless otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

If one or more of these risks or uncertainties materialize, or if our underlying assumptions otherwise prove to be incorrect, our actual results may vary materially from what we project. Any forward-looking statements you read in this press release reflect our views as of the date of this press release with respect to future events, and are subject to these and other risks, uncertainties and assumptions relating to our operations, financial condition, results of operations, growth strategy and liquidity. All subsequent written and oral forward-looking statements attributable to us or individuals acting on our behalf are expressly qualified in their entirety by this paragraph.

Non-GAAP Financial Measures

In this press release, we present certain non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flow that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles ("GAAP"). A reconciliation between non-GAAP and GAAP measures can be found in the accompanying tables. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures do not reflect a comprehensive system of accounting and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies.

We believe the calculation of non-GAAP net income (loss), calculated without giving effect to acquisition-related amortization charges, stock-based compensation expense and certain other amounts that we do not consider to be related to our ongoing core operating performance, provides a basis to compare our operating results across periods and against other companies in our industry. We also believe that adjusted EBITDA, which we calculate as GAAP net income (loss) less interest, taxes, depreciation, amortization, non-cash stock compensation expense and certain other financial measures, is an indicator of our cash flows. This measure is commonly used by our lenders to assess our leverage capacity, debt service ability and liquidity. These non-GAAP measures have been reconciled to the nearest GAAP measure, as required under SEC rules and regulations, in tables included with this release.

Lyris, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In thousands, except for per share data)

	Three Months Ended March 31,
	2015	2014

Revenues:
Subscription revenue	$ 5,355	$ 5,960
Support and maintenance revenue	859	959
Professional services revenue	500	510
Software revenue	85	160
Total revenues	6,799	7,589
Cost of revenues:
Subscription, software and other services	2,410	2,292
Amortization of developed technology	--	427
Total cost of revenues	2,410	2,719
Gross profit	4,389	4,870
Operating expenses:
Sales & marketing	2,086	2,453
General and administrative	2,061	1,393
Research & development	1,073	1,019
Amortization of customer relationship and trade names	--	50
Total operating expenses	5,220	4,915
Loss from operations	(831)	(45)
Interest expense	(37)	(39)
Interest income	--	--
Other income (expense), net	51	29
Loss from operations before income taxes	(817)	(55)
Income tax (provision) benefit	(91)	71
Net income (loss)	(908)	16
Net income (loss) per share basic and diluted	$ (0.09)	$ 0.00
Weighted average shares outstanding used in calculating net income (loss) per share:
Basic	9,568	9,568
Diluted	9,568	11,568

Lyris, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In thousands, except for per share data)

	Nine Months Ended March 31,
	2015	2014

Revenues:
Subscription revenue	$ 16,464	$ 18,572
Support and maintenance revenue	2,671	2,987
Professional services revenue	1,533	1,688
Software revenue	457	720
Total revenues	21,125	23,967
Cost of revenues:
Subscription, software and other services	7,370	7,386
Amortization of developed technology	93	1,305
Total cost of revenues	7,463	8,691
Gross profit	13,662	15,276
Operating expenses:
Sales & marketing	6,460	7,694
General and administrative	4,800	4,489
Research & development	2,673	2,893
Impairment of goodwill	4,300	--
Amortization of customer relationship and trade names	4	151
Total operating expenses	18,237	15,227
Income (loss) from operations	(4,575)	49
Interest expense	(95)	(116)
Interest income	3	--
Other income (expense), net	73	43
Loss from operations before income taxes	(4,594)	(24)
Income tax (provision) benefit	(643)	25
Net income (loss)	$ (5,237)	$ 1
Less: income attributable to noncontrolling interest	--	--
Net income (loss) attributable to Lyris, Inc.	$ (5,237)	$ 1
Net income (loss) per share basic and diluted	$ (0.55)	$ 0.00
Weighted average shares outstanding used in calculating net income (loss) per share:
Basic	9,568	9,568
Diluted	9,568	11,568

Lyris, Inc.
Reconciliation of Net Income to Non-GAAP Net Income
(Unaudited)
(in thousands, except for per share data)

	Three Months Ended March 31,
	2015	2014
Net loss	$ (908)	$ 16
Stock-based compensation expense	169	100
Amortization of intangible assets	--	477
Other (income) expense, net	(51)	(29)
One-time M & A transaction expense	739	--
Non-GAAP net income	$ (51)	$ 564
Non-GAAP net income per share:
Basic	$ (0.01)	$ 0.06
Diluted	$ (0.01)	$ 0.05
Shares used to compute Non-GAAP net income per share:
Basic	9,568	9,568
Diluted	9,568	11,568

Non-GAAP net income excludes stock-based compensation expense, amortization of intangibles and certain other financial measures. Management believes that non-GAAP net income provides useful, supplemental information to management and investors regarding the performance of the company's business operations. Non-GAAP net income is not a measure determined in accordance with United States Generally Accepted Accounting Principles ("GAAP") and is thus susceptible to varying calculations. As presented, this measure may not be comparable to similarly titled measures that other companies may disclose. Non-GAAP net income should not be considered in isolation or construed as a substitute for other measures of profitability prepared in accordance with GAAP for purposes of analyzing our financial performance or profitability. Non-GAAP net income should be considered in addition to, and not as a substitute or as superior measure to, net income, earnings per share or other measures of financial performance prepared in accordance with GAAP.

Lyris, Inc.
Reconciliation of Net Income to Non-GAAP Net Income
(Unaudited)
(in thousands, except for per share data)

	Nine Months Ended March 31,
	2015	2014
Net loss	$ (5,237)	$ 1
Stock-based compensation expense	470	256
Amortization of intangible assets	97	1,456
Other (income) expense, net	(73)	(43)
Impairment of goodwill	4,300	--
One-time M & A transaction expense	739	--
Non-GAAP net income	$ 296	$ 1,670
Non-GAAP net income per share
Basic	$ 0.03	$ 0.17
Diluted	$ 0.03	$ 0.14
Shares used to compute Non-GAAP net income per share
Basic	9,568	9,568
Diluted	11,568	11,568

Non-GAAP net income excludes stock-based compensation expense, amortization of intangibles and certain other financial measures. Management believes that non-GAAP net income provides useful, supplemental information to management and investors regarding the performance of the company's business operations. Non-GAAP net income is not a measure determined in accordance with United States Generally Accepted Accounting Principles ("GAAP") and is thus susceptible to varying calculations. As presented, this measure may not be comparable to similarly titled measures that other companies may disclose. Non-GAAP net income should not be considered in isolation or construed as a substitute for other measures of profitability prepared in accordance with GAAP for purposes of analyzing our financial performance or profitability. Non-GAAP net income should be considered in addition to, and not as a substitute or as superior measure to, net income, earnings per share or other measures of financial performance prepared in accordance with GAAP.

Lyris, Inc.
Reconciliation of Net Income to Adjusted EBITDA
(Unaudited, in thousands)

	Three Months Ended March 31,
	2015	2014
Net income	$ (908)	$ 16
Interest (income) / expense, net	37	39
Income tax (benefit) / provision	91	(71)
Depreciation and amortization	196	827

Total EBITDA	(584)	811

Stock-based compensation expense	169	100
Other (income) expense, net	(51)	(29)
One-time M & A transaction expense	739	--

Total Adjusted EBITDA	$ 273	$ 882

Adjusted EBITDA is calculated as earnings before net interest expense, taxes, depreciation and amortization expense, stock-based compensation expense and certain other financial measures. Adjusted EBITDA is commonly used by our lenders to assess leverage capacity, debt service ability and liquidity, and the company uses adjusted EBITDA to evaluate financial performance and to award incentive compensation for certain employees, including our chief executive officer. We believe that adjusted EBITDA also provides useful measurements of liquidity and financial performance for our investors.

Lyris, Inc.
Reconciliation of Net Income to Adjusted EBITDA
(Unaudited, in thousands)

	Nine Months Ended March 31,
	2015	2014
Net income (loss)	$ (5,237)	$ 1
Interest (income) / expense, net	92	116
Income tax (benefit) / provision	643	(25)
Depreciation and amortization	864	2,541

Total EBITDA	(3,638)	2,633

Stock-based compensation expense	470	256
Other (income) expense, net	(73)	(43)
Impairment of goodwill	4,300	--
One-time M & A transaction expense	739	--

Total Adjusted EBITDA	$ 1,798	$ 2,846

Adjusted EBITDA is calculated as earnings before net interest expense, taxes, depreciation and amortization expense, stock-based compensation expense and certain other financial measures. Adjusted EBITDA is commonly used by our lenders to assess leverage capacity, debt service ability and liquidity, and the company uses adjusted EBITDA to evaluate financial performance and to award incentive compensation for certain employees, including our chief executive officer. We believe that adjusted EBITDA also provides useful measurements of liquidity and financial performance for our investors.

Lyris, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)
(In thousands, except for per share data)

	March 31,	June 30,
	2015	2014
ASSETS
Current assets:
Cash and cash equivalents	$ 1,334	$ 1,884
Accounts receivable, less allowances of $250 and $396, respectively	3,203	3,456
Prepaid expenses and other current assets	711	674
Deferred income taxes	479	1,152
Total current assets	5,727	7,166
Property and equipment, net	6,419	5,160
Intangible assets, net	4,400	4,404
Goodwill	5,491	9,791
Other long-term assets	189	615
TOTAL ASSETS	$ 22,226	$ 27,136

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$ 2,819	$ 3,103
Revolving line of credit	3,050	2,350
Capital lease obligations - short-term	208	459
Income taxes payable	48	136
Deferred revenue	3,231	3,165
Total current liabilities	9,356	9,213
Other long-term liabilities	301	163
Capital lease obligations - long-term	119	450
TOTAL LIABILITIES	9,776	9,826
Commitments and contingencies
Redeemable Series A convertible preferred stock; $0.01 par value per share, 2,000 shares authorized, issued and outstanding, liquidation preference $5,000	5,000	5,000
Stockholders' equity:
Common stock, $0.15 par value; 40,000 shares authorized; 9,569 issued and outstanding	1,415	1,415
Additional paid-in capital	269,015	268,592
Accumulated deficit	(262,793)	(257,603)
Treasury stock, at cost 11 shares held	(56)	(56)
Accumulated other comprehensive income	(131)	(38)
Total stockholders' equity	7,450	12,310
TOTAL LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY	$ 22,226	$ 27,136
CONTACT: Lyris Investor Relations Contact:
         Rich McDonald
         Director, Investor Relations
         (610) 688-3305